===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ROPER INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         [LOGO OF ROPER APPEARS HERE]


                            ROPER INDUSTRIES, INC.

                              160 BEN BURTON ROAD
                             BOGART, GEORGIA 30622
                                 706-369-7170


January 22, 1999


Dear Shareholder:

    The enclosed Roper Industries, Inc. proxy card is different from the usual proxy card. Not only does it provide for you to give instructions as to how to vote your Roper Common Stock, but it also provides a place for you to confirm the number of shares you beneficially own on the date shown on the card. This, in turn, will indicate how many votes you will be entitled to cast at the Annual Meeting to be held on February 26, 1999.

    The number of votes to which you will be entitled depends generally on when you acquired your shares and whether or not there has been any change since the date of acquisition in the "beneficial ownership" of your Common Stock, as that phrase is defined in Roper's Restated Certificate of Incorporation ("Certificate of Incorporation").

    For example, if you purchased all of your Common Stock after December 31, 1994, you will have one vote per share. If you acquired your shares on or before December 31, 1994 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share.

    Also, you may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

    Even though you have acquired shares after December 31, 1994, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

    It is important that you provide the information confirming the beneficial ownership of your shares in the space provided on the card. If you do not provide this information, you will be entitled to one vote per share for all shares covered by the proxy.


Very truly yours,

/s/ Derrick N. Key
------------------------
Derrick N. Key
President & Chief Executive Officer

                         [LOGO OF ROPER APPEARS HERE]


                            ROPER INDUSTRIES, INC.

                              160 BEN BURTON ROAD
                             BOGART, GEORGIA 30622
                                 706-369-7170


January 22, 1999


Dear Shareholder of Record:

    The enclosed Roper Industries, Inc. proxy card is furnished to you as a holder of record of shares of Roper Common Stock as of December 31, 1998, the record date for the Annual Meeting of Shareholders to be held on February 26, 1999. Not only does it provide for you to give instructions as to how to vote your Common Stock, but it also indicates the number of such shares held of record entitled to five votes and the number of such shares entitled to one vote, according to Roper's shareholder records. The number of votes per share to which you are entitled depends generally on when you acquired your Common Stock and whether or not there has been any change since the date of acquisition in the "beneficial ownership" of your Common Stock, as that phrase is defined in Roper's Restated Certificate of Incorporation ("Certificate of Incorporation").

    For example, if you acquired all of your Common Stock after December 31, 1994, you will have one vote per share. If you acquired your shares on or before December 31, 1994 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share. You may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

    Even though you have acquired shares after December 31, 1994, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

    If you believe the number of your shares held of record indicated to be entitled to five votes and one vote is incorrect, you should follow the procedures set out in the Proxy Statement which accompanies the proxy card.

    You also may own additional shares of Roper Common Stock in "street name" through bank or brokerage accounts. If so, you will receive a different proxy card with respect to those shares which you should complete to vote such additional shares at the Annual Meeting.

Very truly yours,

/s/ Derrick N. Key
------------------------
Derrick N. Key
President & Chief Executive Officer

                 [LETTERHEAD OF ROPER INDUSTRIES APPEARS HERE]



January 22, 1999



Dear Roper Industries, Inc. Employees' Retirement Savings 003 and/or 004 Plan (the "Plan") Participant:


Please find enclosed Roper's 1998 Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement which were recently mailed to our shareholders in advance of their February 26, 1999 Annual Meeting.


As a participant in the Plan by virtue of your employment you have elected that certain contributions to the Plan on your behalf be invested in Roper's Common Stock acquired in the open market. All shares of Roper Common Stock so held for the benefit of Plan participants as of the record date (December 31, 1998) for the 1999 Annual Meeting of Shareholders will be voted by the Plan Trustee. In casting its votes, the Plan Trustee will consider the voting preferences of those Plan participants who have invested in Roper Common Stock.


Accordingly, I encourage you to complete the enclosed card, sign and date it, and return it to the Plan Trustee in the envelope provided. The cards must be received by February 26, 1999 in order to be considered by the Plan Trustee.


Sincerely,


/s/ Derrick N. Key
------------------------
Derrick N. Key
Chairman of the Board,
President and CEO



Enclosures

                 [LOGO OF ROPER INDUSTRIES, INC. APPEARS HERE]


                            ROPER INDUSTRIES, INC.
                              160 BEN BURTON ROAD
                             BOGART, GEORGIA 30622
                                 706-369-7170

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The 1999 Annual Meeting of Shareholders of Roper Industries, Inc. ("Annual Meeting") will be held at its corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622 on Friday, February 26, 1999, at 12-noon local time, for the following purposes.

     1.  To elect three (3) Directors;

     2.  To transact any other business properly brought before the meeting.

     Only shareholders of record at the close of business on December 31, 1998 will be entitled to vote at the Annual Meeting or any adjourned meeting, and these shareholders will be entitled to vote whether or not they have transferred any of their Common Stock since that date.

SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.


                                       By Order of the Board of Directors


                                       /s/ Shanler D. Cronk
                                       Shanler D. Cronk
                                       Secretary

Bogart, Georgia
January 22, 1999

                                ---------------
                                PROXY STATEMENT
                                ---------------

                                    GENERAL

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ROPER INDUSTRIES, INC. (THE "COMPANY"). The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time, without additional compensation, to solicitation by fax, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in that connection. Proxies may be revoked at any time prior to voting.

     The mailing address of the principal executive offices of the Company is Roper Industries, Inc., 160 Ben Burton Road, Bogart, Georgia 30622. This Proxy Statement and the enclosed Proxy together with the 1998 Annual Report was mailed to shareholders on or about January 22, 1999. ON WRITTEN REQUEST MAILED TO THE ATTENTION OF THE CHIEF FINANCIAL OFFICER OF THE COMPANY AT THE ADDRESS SET FORTH ABOVE, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS 1998 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               VOTING SECURITIES

     As of December 31, 1998 (the "Record Date"), the Company had outstanding 30,361,742 shares of Common Stock, all of which shares are entitled to vote. The Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") provides that each outstanding share of Common Stock will entitle the holder thereof to five (5) votes, except that holders of outstanding shares of Common Stock with respect to which there has been a change in beneficial ownership during the four (4) years immediately preceding the Record Date will be entitled to one (1) vote per share. Accordingly, shares owned on or before December 31, 1994, and as to which there has been no change in beneficial ownership since that date, are entitled to five votes per share. Stock dividend shares received pursuant to the Company's August 1997 2-for-1 stock split shall be entitled to the same number of votes as the originally issued shares with respect to which they were distributed. The actual voting power of each holder of Common Stock will be based on stock ownership on the Record Date, as demonstrated by shareholder records at the time of the Annual Meeting. FOR VOTING PURPOSES, PROXIES REQUIRING CONFIRMATION OF THE DATE OF BENEFICIAL OWNERSHIP RECEIVED BY THE BOARD OF DIRECTORS WITH SUCH CONFIRMATION NOT COMPLETED SO AS TO SHOW WHICH SHARES BENEFICIALLY OWNED BY THE SHAREHOLDER ARE ENTITLED TO FIVE VOTES FOR EACH SHARE WILL BE VOTED WITH ONE VOTE FOR EACH SHARE. See "OTHER INFORMATION - Voting by Proxy and Confirmation of Beneficial Ownership" on page 14.

     Shareholders are urged to sign the enclosed Proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders' directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein for Directors. With regard to the election of Directors, votes may be cast in favor of all nominees or withheld from all nominees or any particular nominee. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting.

     Under the rules of the New York Stock Exchange, brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Thus, brokers that do not receive instructions are entitled to vote upon the election of Directors and broker non-votes are not anticipated.

SECURITY OWNERSHIP

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 1998 with respect to (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each Director and each nominee for Director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table set out on page 11 and (iv) Directors and executive officers of the Company as a group. Except as otherwise indicated, each of the following shareholders has sole voting and investment power with respect to shares beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.

                                             BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER *                     OF COMMON STOCK        PERCENT
--------------------------                   --------------------     -------
Beck, Mack & Oliver LLC (1)................        2,461,839             8.1
Ingalls & Snyder LLC (2)...................        1,908,165             6.3
W. Lawrence Banks (3)......................           29,600              **
Luitpold von Braun (3).....................           65,600              **
Donald G. Calder (3)(4)....................          557,508             1.8
John F. Fort III (3).......................           30,600              **
Derrick N. Key (3).........................          982,525             3.2
Wilbur J. Prezzano (3).....................            4,000              **
Georg Graf Schall-Riaucour (3)(5)..........          416,000             1.4
Eriberto R. Scocimara (3)..................          130,452              **
Christopher Wright (3)(6)..................           29,600              **
A. Donald O'Steen (7)......................          121,386              **
Martin S. Headley (7)......................           16,252              **
Larry K. Christensen (7)...................           82,052              **
Nigel W. Crocker (7).......................           49,340              **
All directors and executive officers
 as a group (14 persons)...................        2,738,221             9.0
----------------------
  * Each share beneficially owned continuously since December 31, 1994 is entitled to five votes per share. Therefore, the voting power of the persons listed below may exceed the number of shares shown as beneficially owned. See "Other Information -Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 14.
 ** Less than 1%.

(1) The beneficial owner's business address is 330 Madison Avenue, 31st Floor, New York, New York 10017-5001; has no voting power with respect to any such shares.

(2) The beneficial owner's business address is 61 Broadway, New York, New York 10006; has no voting power with respect to 1,638,015 shares.

(3) Includes 29,600 shares (each of Messrs. Banks, Scocimara and Wright), 5,600 shares (Mr. von Braun), 32,000 shares (Mr. Calder), 10,400 shares (Mr.
    Fort), 226,400 shares (Mr. Key), and 4,000 shares (each of Messrs. Prezzano and Schall-Riaucour) subject to options exercisable within 60 days of December 31, 1998.

(4) Includes (i) 32,600 shares owned by a family foundation of which Mr. Calder is president and a director, (ii) 354,604 shares owned by Mr. Calder's spouse and (iii) 15,360 shares held by Mr. Calder's spouse as custodian for his children. Mr. Calder disclaims pecuniary and beneficial ownership interest in any shares owned outright or held as custodian by his spouse.

(5) Includes 400,000 shares owned by Wittelsbacher Ausgleichsfonds of which Mr. Schall-Riaucour is General Director, and as such, is authorized to vote and dispose of such shares. Mr. Schall-Riaucour disclaims beneficial ownership of all such shares.

(6) Does not include 25,520 shares which Kleinwort Benson Limited ("KBL") beneficially owns or holds the power to vote and dispose or 80,000 shares beneficially owned by an investment trust managed by a KBL affiliate. Mr. Wright is a director of KBL and disclaims beneficial ownership of such shares.

(7) Includes 87,000 shares (Mr. O'Steen), 68,900 shares (Mr. Christensen), 46,400 shares (Mr. Crocker), and 9,600 shares (Mr. Headley) subject to options exercisable within 60 days of December 31, 1998.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended October 31, 1998, all Company executive officers and directors complied with applicable Section 16(a) filing requirements, except that Mr. Schall-Riaucour did not timely file his Form 4 for April 1998 reporting his exercise of options for 4,000 shares, Mr. Von Braun did not timely file his Form 4 for May 1998 reporting his sale of 6,000 shares and Mr. Christensen did not timely file his Form 4 for August 1998 reporting his acquisition of 350 shares. Additionally, retired Directors E.D. Kenna and George
L. Ohrstrom, Jr. failed to timely file Forms 5 for the Company's 1997 fiscal year reporting October 1997 estate planning dispositions of 9,000 shares and a February 1997 grant of stock options for 4,000 shares of Common Stock, respectively.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

PROPOSAL 1: ELECTION OF THREE (3) DIRECTORS

     The Certificate of Incorporation provides that the Board of Directors shall consist of such number of members as may be fixed, from time to time, by the Board of Directors, but not less than the minimum number required under Delaware law. The Certificate of Incorporation also provides that the Board of Directors shall be divided into three classes of Directors, with the term of one class expiring at each annual shareholders' meeting and each class serving three-year terms. Following the retirement of Mr. Kenna and Mr. Ohrstrom from the Board of Directors effective October 31, 1998, the Board reduced the number of Directors from eleven (11) to nine (9). To equalize the three classes, Mr. Prezzano resigned his seat in the class of Directors whose terms are set to expire in the year 2001, and was thereupon appointed to a vacant seat in the class of Directors whose terms are set to expire in the year 2000. Thus, each of the three classes comprises three Directors.

     The terms of office of Directors Calder, Key and Wright expire at the Annual Meeting, and such persons are proposed as nominees for Director for terms expiring at the 2002 Annual Meeting of Shareholders. Proxies received which contain no instructions to the contrary will be voted FOR the nominees listed below. In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors.


NOMINEES FOR ELECTION AT 1999 ANNUAL MEETING              POSITIONS AND OFFICES
FOR TERMS EXPIRING AT THE 2002 ANNUAL MEETING             WITH THE COMPANY                AGE
---------------------------------------------             ----------------------          ---
Donald G. Calder (1)                                      Director                         61
Derrick N. Key (1)                                        Chairman of the Board,           51
                                                            President and CEO
Christopher Wright (2)                                    Director                         41

DIRECTORS WHOSE TERMS EXPIRE
AT THE 2000 ANNUAL MEETING
----------------------------
Wilbur J. Prezzano (1)                                    Director                         57
Georg Graf Schall-Riaucour(3)                             Director                         58
Eriberto R. Scocimara (3)                                 Director                         63

DIRECTORS WHOSE TERMS EXPIRE
AT THE 2001 ANNUAL MEETING
----------------------------
W. Lawrence Banks (2)                                     Director                         60
Luitpold von Braun (3)                                    Director                         66
John F. Fort III (2)                                      Director                         57
------------------------

(1) Member of the Executive Committee.
(2) Member of the Compensation Committee.
(3) Member of the Audit Committee.

     Donald G. Calder has been a Director of the Company since December 1981, a Vice President of the Company from December 1981 until May 1996, Treasurer of the Company from December 1991 to May 1993, and a director of Ropex Corporation ("Ropex"), a holding company which was the parent of the Company until its merger into the Company in February 1992. Mr. Calder is president of G. L. Ohrstrom & Co., Inc. and was a partner of its predecessor, G. L. Ohrstrom & Co., from 1970 to October 1996. He is a director of Carlisle Companies Incorporated, Central Securities Corp., Harrow Industries, Inc., Brown-Forman Corp. and several privately held companies.

     Derrick N. Key has been Chairman of the Board of the Company since November 1994, has been a Director and Chief Executive Officer since December 1991, and has been its President since February 1989. Mr. Key was Vice President of the Company from June 1982 until February 1989, and president of Roper Pump Company, a Company subsidiary, from November 1985 until November 1991. Mr. Key is also a director of Harrow Industries, Inc. and one privately held company.

     Christopher Wright has been a Director of the Company since December 1991. Mr. Wright is global head of private equity for Dresdner Kleinwort Benson, the investment banking arm of Dresdner Bank A.G., Frankfurt, and is an executive vice president of its affiliate, Dresdner-Kleinwort Benson North America LLC. He is also general manager of The KB Mezzanine Fund, L.P., a director and officer of Merifin Capital, Inc., an affiliate of a private European investment firm, and he has served since 1989 on the boards of several privately owned companies.

     Wilbur J. Prezzano has been a Director of the Company since September 1997. Following completion of a 31-year career at Eastman Kodak, Inc., Mr. Prezzano retired in January 1997 as its board vice-chairman and as chairman and president of its Greater China Region, to which positions he had been appointed in March 1996 and September 1994, respectively. Mr. Prezzano served as a director of Eastman Kodak from May 1992 until his retirement, and throughout the period from May 1983 to September 1994 he served as group vice president of four different business divisions. Mr. Prezzano is a director of Canada Trust, a Canadian broad-based financial services company.

     Georg Graf Schall-Riaucour has been a Director of the Company since January 1995. He has been general Director of Wittelsbacher Ausgleichsfonds since May 1994, prior to which since 1971 he was senior partner of the Munich, Germany law firm of Stever & Beiten. Mr. Schall-Riaucour is a director of Harrow Industries, Inc. and several privately held U.S. companies.

     Eriberto R. Scocimara was a Director of the Company from December 1981 to December 1984 and was re-elected as a Director in December 1991, and was a director of Ropex from December 1981 until its merger into the Company. Mr. Scocimara has been president and chief executive officer of the Hungarian-American Enterprise Fund, a privately-managed investment company, since April 1994, and he has been the president of Scocimara & Company, Inc., an investment management company, since 1984. Mr. Scocimara was a partner of G.L. Ohrstrom & Co. from 1969 to 1984. Mr. Scocimara is a director of Carlisle Companies Incorporated, Harrow Industries, Inc., Quaker Fabric Corporation, Cofinec S.A., Euronet Services, Inc. and several privately owned companies.

     W. Lawrence Banks has been a Director of the Company since December 1991 and was a director of Ropex from December 1982 until its merger into the Company. He presently is a consultant to Robert Fleming & Co., Limited, an English merchant banking firm of which he served as a director from 1974 through March 1998, and deputy chairman from April 1990 through March 1998. While a director of Robert Fleming & Co., Limited, Mr. Banks also served as a director of various of its subsidiaries, including Robert Fleming, Inc., a U.S. investment banking company. Mr. Banks is also a director of Harrow Industries, Inc.

     Luitpold von Braun has been a Director of the Company since December 1991, was a director of Ropex from December 1982 until its merger into the Company, and is presently a director of several privately owned companies. For more than five years, he was the general manager of Wittelsbacher Ausgleichsfonds in Munich, Germany, from which he retired in May 1994.

     John F. Fort III has been a Director of the Company since December 1995. He is a director and was formerly chairman (through January 1993) and chief executive officer (through July 1992) of Tyco International Ltd. He is also a director of Dover Corporation and several privately held companies.

MEETINGS OF THE BOARD AND BOARD COMMITTEES; COMPENSATION OF DIRECTORS

     During fiscal 1998 the Board of Directors of the Company held four meetings. Pursuant to Board compensation policies effective throughout the Company's 1998 fiscal year, only those Directors who were not otherwise employees of the Company received an annual fee of $18,000 per year for serving on the Board of Directors, and a fee of $750 for each Board meeting attended.

     The Board has standing Executive, Audit and Compensation Committees. The Executive Committee, which has the authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings, had no meetings in fiscal 1998. Each member of the Executive Committee who is not otherwise an employee of the Company received an annual fee of $1,000.

     The functions of the Audit Committee consist of annually recommending to the Board of Directors the appointment of independent auditors, reviewing with such auditors the plan and results of the audit engagement, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the adequacy of the Company's system of internal accounting controls. During fiscal 1998 the Audit Committee held three meetings. Each member of the Audit Committee received an annual fee of $1,000 and a fee of $300 for each meeting attended.

     The Compensation Committee administers the Company's executive incentive compensation programs and decides upon annual salary adjustments and discretionary bonuses for the Company's "top management" (defined as the Chief Executive Officer, the President, and the Vice Presidents of the Company, and the presidents of the Company's operating subsidiaries and divisions). The Compensation Committee held three meetings during fiscal 1998. Each member of the Compensation Committee received an annual fee of $1,000 and a fee of $300 for each meeting attended.

     During fiscal 1998 Mr. Prezzano and Mr. Fort were appointed to a special committee of the Board Directors to consider and negotiate a potential new business acquisition. Upon the Board's approval of a Compensation Committee recommendation, these Directors received fees totaling $30,000 for their service on the special committee.

     In November 1998 the Board of Directors reviewed its cash compensation policies and, effective commencing with the Company's 1999 fiscal year, the Board of Directors approved replacement of the separate Board, Committee and meeting fees described above with a single annual fee of $25,000, to be paid in quarterly installments over the Company's fiscal year.

     Each of the Company's incumbent Directors attended at least 75% of the total number of meetings of the Board of Directors and of any Committee thereof on which he served during fiscal 1998.

     Directors who are also Company employees are eligible to participate in the Roper Industries, Inc. Employees' Retirement Savings 003 Plan, to which the Company contributes a minimum of 3% and up to a maximum of 7-1/2% of their base salary, and the 1991 Stock Option Plan for management and other employees of the Company. Directors who are not otherwise Company employees are entitled to participate in a non-employee Directors' stock option formula plan which, prior to November 1998, provided for an initial grant of options for 20,000 shares of Common Stock and additional annual grants of options for 4,000 shares for each year served following the year of initial appointment, subject to adjustment for certain capital adjustments. The non-employee Director stock option plan was amended in November 1998 to reduce initial grants to options for 4,000 shares.

RELATED TRANSACTIONS

     The Company has an agreement with Mr. Kenna, a former Director, and his wife, effective November 1, 1994, pursuant to which they have agreed to serve as consultants to the Company for a period of ten (10) years. The Company pays consultant fees of $50,000 per year under this agreement. The Company also has a consulting agreement with G. L. Ohrstrom & Co., Inc., pursuant to which the latter will provide consulting services for a three-year period expiring May 31, 1999, the annual fee for which is $333,000 to be paid in monthly installments. Mr. Ohrstrom, a former Director, and Mr. Calder are directors and officers of G.L. Ohrstrom & Co., Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During fiscal 1998, the members of the Compensation Committee were Messrs. Fort, Banks and Wright. Derrick N. Key, the Company's President and Chief Executive Officer, served as a director of Symmetry Medical Inc., a privately held company which has no compensation committee and of which Mr. Calder was chairman of the board and a vice president and Mr. Ohrstrom was a director and a vice president.

EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the current executive officers of the Company. The executive officers are elected by the Board of Directors and serve at the discretion of the Board.

NAME                    POSITION  AND OFFICES WITH THE COMPANY            AGE
----                    --------------------------------------            ---
Derrick N. Key*         Chairman of the Board of Directors,                51
                         President and Chief Executive Officer
A. Donald O'Steen       Executive Vice President                           51
Martin S. Headley       Vice President and Chief Financial Officer         42
Shanler D. Cronk        Vice President, General Counsel and Secretary      50
Larry K. Christensen    Group Vice President, Fluid Handling               50
Nigel W. Crocker        Group Vice President, Analytical Instrumentation   44
-----------------
* See "Proposal 1:  Election of Directors" above.

     A. Donald O'Steen has served as Executive Vice President of the Company since July 1996, and as Group Vice President, Industrial Controls since October 1998. Prior thereto he was Group Vice President, Fluid Handling since November 1996. Mr. O'Steen served as the Chief Financial Officer of the Company from May 1993 until June 1996, and was its Controller from 1982 to May 1993. He was president of Roper Pump Company from November 1991 to May 1993, was its executive vice president and general manager from August 1990 until November 1991, and from February 1989 until August 1990 was its vice president of operations. He served as vice president of finance and administration of Roper Pump Company from January 1986 until February 1989.

     Martin S. Headley has served as Vice President and Chief Financial Officer of the Company since July 1996. From July 1993 to June 1996, Mr. Headley served as Chief Financial Officer of the U.S. operations of McKechnie Group, plc, a manufacturer of components and assemblies for a variety of industrial OEMs. From June 1990 to July 1993, he served as Controller-International Operations for AM Multigraphics, a manufacturer and distributor of printing and reproduction equipment and supplies, prior to which he was engaged in public accounting practice with Arthur Andersen & Co., conducting audit and consulting assignments from a number of American and European locations.

     Shanler D. Cronk has served as Vice President and General Counsel of the Company since September 1993, before which he served as its corporate counsel since January 1992, and was appointed its Secretary in November 1996. From June 1991 to January 1992, he served as interim chief counsel to Nevada Goldfields, Inc., prior to which he was engaged in corporate and securities law practice with the law firms of Gibson, Dunn & Crutcher, from June 1988 to October 1990, and Kutak, Rock & Campbell, of which he became a partner in 1987.

     Larry K. Christensen served as Group Vice President, Fluid Handling since October 1998, and prior thereto as Group Vice President, Industrial Controls since November 1996. He also was president of Amot Controls Corporation ("Amot U.S."), and Managing Director of Amot Controls Ltd. ("Amot U.K.") from November 1996 through November 1997. He served as executive vice president of Compressor Controls Corporation from July 1995 to November 1996, and as president of Amot U.S. from 1991 to June 1995. Prior thereto, he held various managerial positions in sales, marketing, project management, planning and engineering at Fisher Controls, a manufacturer of industrial control products, from July 1974 until December 1990.

     Nigel W. Crocker has been Group Vice President, Analytical Instrumentation since November 1996. Prior thereto, he served both as president of Amot U.S. since September 1995, and as managing director of Amot U.K. since October 1991. Mr. Crocker served as managing director of Jiskoot Autocontrol Ltd. U.K., a control engineering company, from January 1990 until August 1991. Prior to that time, Mr. Crocker was vice president of engineering for North and South America and, subsequently, president of Jiskoot Inc. from November 1986 until December 1989.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is appointed by the Board and is comprised of three non-employee Directors of the Company. The Committee has responsibility for all compensation matters concerning the Company's executive officers.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program strongly links management pay with the Company's annual and long-term performance. The program is intended to attract, motivate and retain senior corporate and operating company management by providing compensation opportunities that are consistent with Company performance. The program provides for base salaries which reflect such factors as level of responsibility, individual performance, internal fairness and external competitiveness; annual incentive bonus awards which are payable in cash or Common Stock upon the Company's achievement of annual financial objectives approved by the Board; and long-term incentive opportunities in the form of stock options which strengthen the mutuality of interests between management and the Company's shareholders. While the income tax implications of the compensation program to the Company and its executive officers are continually assessed, including the $1 million per covered employee limitation on the compensation expenses deductible by the Company, they are not presently a significant factor in the administration of the program.

     The Company strives to provide compensation opportunities which emphasize effectively rewarding management for the achievement of critical financial performance objectives. The Committee supports a pay-for-performance policy that determines compensation amounts based on business unit and individual performance. While the establishment of base salaries turns principally on the factors noted above, annual incentive bonuses for senior operating company executives are based on the financial performance of their respective business units, and annual incentive bonuses for senior corporate executives are based on the financial performance of their group or of the Company as a whole. In addition, the program provides stock incentive opportunities designed to align the interests of executives and other key employees with other shareholders through the ownership of Common Stock. The following is a discussion of each of the elements of the Company's executive compensation program including a description of the decisions and actions taken by the Committee with respect to fiscal 1998 compensation for the Chief Executive Officer (the "CEO") and all executive officers as a group.

MANAGEMENT COMPENSATION PROGRAM

     Compensation paid to the Company's executive officers for the fiscal year 1998 (as reflected in the tables that follow with respect to the named executive officers) consisted of the following elements: base salary, annual incentive cash bonus awards and stock options granted under the Company's 1991 Stock Option Plan.

BASE SALARY

     With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors including the executive's level of responsibility and individual performance, and the salaries of similar positions in the Company and in comparable companies in the Company's industry. The Committee also engages the services of independent consultants from time to time to assess such comparable, external salary values. The Committee believes that its process for determining and adjusting the base salary of executive officers is fully consistent with sound personnel practices. Based on the Committee's consideration of the aforementioned factors, salary increases were made effective as of January 1, 1998 for each of the named executive officers and certain other executive officers of the Company and are reflected in the compensation tables that follow.

     Annual adjustments in base salaries of the executive officers typically are made effective at the beginning of the calendar year for which they are intended to apply and therefore reflect in large part prior year's business and individual performance achievements.

ANNUAL INCENTIVE BONUS PROGRAM

     The Company's annual incentive bonus program for its executive officers (including those identified in the tables that follow) is based on the achievement of annual financial performance targets which are established over a three-year period, but which are subject to adjustment as the Committee deems appropriate. Although the program presently emphasizes cash bonus payments, bonus Common Stock awards can be utilized when deemed appropriate. Subjective performance criteria are not utilized in the determination of annual incentive bonuses. The objective criteria utilized include actual-versus-target sales and actual-versus-target earnings, the latter as expressed by return on net tangible assets ("RNTA"). Target sales and target RNTA established for the purpose of determining bonus payments are based on the annual business plans of the Company and each of its subsidiaries. Up to 50% of a group or operating company officer's incentive bonus award is based on the sales performance vs. target of his or her operating group or company and up to 50% is based upon the RNTA performance vs. target of such group or company. The annual incentive bonuses of those corporate-level executive officers, whose responsibilities encompass all subsidiaries, are based with equal weighting on consolidated earnings per share, consolidated sales, and operating company RNTA performance targets. The Company accrues for these bonus payments currently throughout the year. Final calculation of the Company's financial performance (and the financial performance of its subsidiaries) and determination and payment of the awards is made as soon as is practicable after the completion of the Company's fiscal year which ends October 31. Individual annual incentive bonus awards to executive officers for the Company's 1998 fiscal year were determined by the Committee based on application of the aforementioned factors to the Company's financial performance for fiscal 1998 and were paid after its conclusion.

1991 STOCK OPTION PLAN

     The long-term incentive element of the Company's management compensation program is in the form of stock options grants. These discretionary stock options are granted and administered by the Committee under the 1991 Stock Option Plan which is intended to create an opportunity for key employees of the Company to acquire a proprietary interest in the Company and thereby enhance their efforts in the service of the Company and its shareholders. The compensatory and administrative features of the 1991 Stock Option Plan conform in all material respects to the design of standard comparable plans in industry and are, in the Committee's estimation, fair and reasonable.

     During fiscal 1998, the Committee approved nine (9) separate grants of stock options to 237 key employees at exercise prices ranging from $25.625 to $32.25 per share, which prices were the then-current fair market value of the Common Stock for which the options were granted. Twenty percent of the options under each grant will become exercisable cumulatively on each succeeding anniversary of the respective grant dates through 2002 or 2003. The Committee believes that by rationing the exercisability of these stock options over a five-year period, the executive retention impact of the 1991 Stock Option Plan will be strengthened and management's motivation to enhance the value of the Company's Common Stock will be constructively influenced.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During fiscal 1998, Derrick N. Key, Chief Executive Officer of the Company, was eligible to participate in the same executive compensation plans as were available to other corporate-level executive officers of the Company. Based on the performance of the Company in the prior fiscal year and the Committee's assessment of Mr. Key's ongoing personal performance in the position of Chief Executive Officer, Mr. Key received a salary increase effective as of January 1, 1998. Among the factors considered by the Committee in its consideration of Mr. Key's performance were the continued expansion of the Company's core businesses into both domestic and international markets, the continued success of the Company's acquisition strategy and the Committee's desire that Mr. Key's salary be set at a level commensurate with other CEO's of comparable public companies.

     Mr. Key's annual incentive bonus award for fiscal 1998 was earned under the same plan applicable to all other corporate-level executive officers of the Company and was based solely on the fiscal 1998 financial performance of the Company and its subsidiaries. On that basis, Mr. Key received an annual incentive bonus award equal to 49.7% of his fiscal 1998 year-end base salary rate. No subjective assessment of Mr. Key's performance entered into the determination of his annual incentive bonus award.

     Mr. Key participates in the Company's 1991 Stock Option Plan and on November 10, 1997 was granted thereunder stock options for 12,000 shares of Common Stock at the option price of $26.625 per share. This option grant was based on the Company's continued success in executing its business strategies. Mr. Key is eligible to receive future option grants at the discretion of the Committee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million unless such compensation is "performance-based". The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Committee, and certification by the Committee that performance standards were satisfied. In order to preserve the Company's ability to deduct certain performance-based compensation under Section 162(m), the Committee, in structuring compensation programs for its executive officers, intends to give strong consideration to the deductibility of awards.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

        John F. Fort III, Chairman
        W. Lawrence Banks
        Christopher Wright

EXECUTIVE COMPENSATION

    The following table sets forth information concerning the cash compensation and additional incentive compensation paid by the Company to the Chief Executive Officer and each of its four other most highly compensated executive officers for the three fiscal years ended October 31, 1998.


                                     SUMMARY COMPENSATION TABLE


                                FISCAL                                   LONG-TERM
                                 YEAR                                   COMPENSATION       ALL OTHER
NAME AND                        ENDED           ANNUAL COMPENSATION        AWARDS        COMPENSATION
PRINCIPAL POSITION            OCTOBER 31     SALARY ($)     BONUS ($)    OPTIONS (#)         ($)
------------------            ----------     ----------     ---------    -----------     ------------
Derrick N. Key                   1998         441,667        223,478         12,000          58,699/(1)/
  President and Chief            1997         396,667        240,453              0          52,027
  Executive Officer              1996         376,667        196,574         20,000          49,529

A. Donald O'Steen                1998         216,667        109,256          8,000          36,832/(2)/
  Executive Vice President       1997         198,333        120,227              0          33,809
                                 1996         185,000         98,287         20,000          31,546

Martin S. Headley                1998         175,500         87,901          8,000          20,739/(3)/
  Vice President and             1997         162,000        100,990              0          16,333
  Chief Financial Officer        1996          44,638         23,091         20,000          34,685

Larry K. Christensen             1998         158,708         71,499          8,000          82,765/(4)/
  Group Vice President,          1997         150,207         73,114              0          19,429
  Fluid Handling                 1996         144,167         54,375         10,000          84,223

Nigel W. Crocker                 1998         156,667         77,220          8,000          18,535/(5)/
  Group Vice President,          1997         140,000        102,128              0          96,093
  Analytical Inst.               1996         130,000         46,800         10,000          28,975


------------------
/(1)/  Includes qualified defined contribution plan contributions of $17,000, non-
       qualified defined contribution plan contributions of $34,165 and supplemental executive retirement and life insurance plan premiums of
       $7,534.

/(2)/ Includes qualified defined contribution plan contributions of $14,500, non-qualified defined contribution plan contributions of $10,770 and supplemental executive retirement and life insurance plan premiums of $11,562.

/(3)/ Includes qualified defined contribution plan contributions of $11,475 and non-qualified defined contribution plan contributions of $9,264.

/(4)/ Includes qualified defined contribution plan contributions of $13,903, non-qualified defined contribution plan contributions of $3,703, supplemental executive retirement and life insurance plan premiums of $4,722 and reimbursed relocation expenses of $62,766.

/(5)/ Includes qualified defined contribution plan contributions of $12,875 and non-qualified defined contributions plan contributions of $5,660.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF
                                NUMBER OF                                                          STOCK PRICE
                                SECURITIES       % OF TOTAL         EXERCISE                    APPRECIATION FOR
                                UNDERLYING    OPTIONS GRANTED       OR BASE                        OPTION TERM
                                 OPTIONS        TO EMPLOYEES         PRICE      EXPIRATION   -----------------------
NAME                           GRANTED (1)     IN FISCAL YEAR        ($/SH)        DATE        5%($)        10%($)
----------------               ------------   ---------------     ----------    ----------   -----------------------
Derrick N. Key                   12,000           3.5%              26.625       11/09/07     200,932      509,201

A. Donald OiSteen                 8,000           2.3%              26.625       11/09/07     133,955      339,467

Martin S. Headley                 8,000           2.3%              26.625       11/09/07     133,955      339,467

Larry K. Christensen              8,000           2.3%              26.625       11/09/07     133,955      339,467

Nigel W. Crocker                  8,000           2.3%              26.625       11/09/07     133,955      339,467

----------------
/(1)/ The stock options vest cumulatively at a rate of 20% a year on each of the five succeeding anniversary dates of the grant.


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                NUMBER OF
                                                                SECURITIES               VALUE OF
                                                                UNDERLYING              UNEXERCISED
                                                                UNEXERCISED            IN-THE-MONEY
                                                                 OPTIONS AT             OPTIONS AT
                                SHARES          VALUE         OCT. 31, 1998 (#)       OCT. 31, 1998 ($)
                              ACQUIRED ON      REALIZED         EXERCISABLE/            EXERCISABLE/
                              EXERCISE (#)        ($)          UNEXERCISABLE           UNEXERCISABLE
                              ------------      --------     ----------------       -------------------
Derrick N. Key                     0                  0      196,000 / 64,000       1,041,748 / 153,500

A. Donald OiSteen             11,400            172,781       71,000 / 32,800         321,937 /  41,400

Martin S. Headley                  0                  0        8,000 / 20,000               0 /       0

Larry K. Christensen           1,900             42,809       60,500 / 19,600         532,730 /  15,500

Nigel W. Crocker                   0                  0       38,000 / 19,600         232,125 /  15,550


                        SHAREHOLDER RETURN PERFORMANCE

    Set forth below is a line graph comparing the Company's quarterly total shareholder returns to those of the Standard & Poor's 500 Index and a Comparable Company Index (comprising Danaher Corporation, Dover Corporation, Flowserve Corporation, Gorman-Rupp Company, Idex Corporation, Robbins & Myers Inc., Thermo Instrument Systems, Inc., Tyco International Ltd., and Watts Industries, Inc.) for the five-year period ended October 31, 1998. Total return values were calculated based on cumulative total return assuming the value of the investment in the Company's Common Stock and in each index was $100 and that all dividends were reinvested.



                                              [GRAPH APPEARS HERE]


-----------------------------------------------------------------------------------------------------------------------
    COMPANY                 1993              1994           1995            1996          1997            1998
-----------------------------------------------------------------------------------------------------------------------
ROPER INDUSTRIES, INC.      100                68.94         104.91          123.13        157.16          105.77
     PEER GROUP             100               105.97         141.89          191.61        263.15          293.42
    BROAD MARKET            100               103.87         131.33          162.98        215.32          262.67
-----------------------------------------------------------------------------------------------------------------------


                               OTHER INFORMATION

           VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

    To assure that shares will be represented at the meeting, please complete, sign and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

    Any shareholder, without affecting any vote previously taken, may revoke a Proxy by a later-dated Proxy or by giving notice of revocation to the Company in writing addressed to the Company at 160 Ben Burton Road, Bogart, Georgia 30622.

    As described below, the number of votes that each shareholder will be entitled to cast at the meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder's shares. Stock dividend shares received pursuant to the Company's August 1997 2-for-1 stock split shall be entitled the same number of votes as the original shares with respect to which the dividend shares were distributed.

    Yellow Proxy cards are being furnished to shareholders whose shares of Common Stock are held by brokers or banks or in nominee name. Shareholders receiving yellow Proxy cards are requested to confirm to the Company how many of the shares they own as of December 31, 1998 were beneficially owned on or before December 31, 1994, entitling such shareholder to five votes per share, and how many were acquired after December 31, 1994, entitling such shareholder to one vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all shares was effected after December 31, 1994, and the shareholder will be entitled to one vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his shares at the Annual Meeting.

    Blue Proxy cards are being furnished to individual shareholders of record on December 31, 1998 whose shares of Common Stock on the records of the Company show the following:

      (i) that such shareholder had beneficial ownership of such shares on or before December 31, 1994, and there has been no change since that date, thus entitling such shareholder to five votes for each share; or

     (ii) that beneficial ownership of such shares was effected after December 31, 1994, thus entitling such shareholder to one vote for each share; or

    (iii) that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five votes for some shares and one vote for other shares.

    Printed on the blue proxy card for each individual shareholder of record is the number of shares of Common Stock for which he is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

    Shareholders are urged to review the number of shares shown on their blue proxy cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose such notice along with his blue proxy card in the postage-paid, return envelope, or mail such notice directly to the Company at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired by him. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

    In certain cases, record ownership may change but beneficial ownership for voting purposes does not change. The Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock. Shareholders should consult the pertinent provision of the Certificate of Incorporation attached as Annex A for those exceptions.

    By resolution duly adopted by the Board of Directors of the Company pursuant to section (v) of subparagraph B of Article 4 of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes per share to which a shareholder is entitled.

      (i) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five votes or one vote.

     (ii) In the event the Secretary of the Company, in his sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

    (iii) Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

     (iv) The foregoing rules and procedures shall be implemented substantially in accordance with the methods utilized in connection with any annual or other meeting of shareholders including the proxy forms and correspondence to stockholders used for purposes of such meetings, subject to such changes as may be necessary or advisable in the judgment of the Secretary of the Company or the Board of Directors. The Board of Directors shall have absolute discretion to review any determination made with respect to the matters set forth herein and in subparagraph B of Article 4 of the Companyis Restated Certificate of Incorporation (including, without limitation, the adequacy of the proof submitted by any corporation or other entity to establish the absence of a change in beneficial ownership of shares in accordance with section (ii) (a) of subparagraph B of Article 4).


                               VOTING PROCEDURES

    The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

    All shares of Common Stock in the Roper Industries, Inc. Employeeis Retirement Savings 003 Plan and the Roper Industries, Inc. Employeeis Retirement Savings 004 Plan that have been allocated to the account of a participant therein for which the plan trustee receives voting instructions will be voted in accordance with those instructions. All Common Stock that has been allocated to the account of a participant for which the trustee has not received voting instructions, and any shares which have not been allocated to the account of a participant, will be voted by the trustee in the same proportion as the shares for which the trustee has received voting instructions from participants.

                             INDEPENDENT AUDITORS

    The firm of KPMG Peat Marwick LLP provided assorted accounting services to the Company and served as the Company's independent auditors for fiscal 1998. One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance. Consistent with its customary practice, the Board of Directors expects to appoint its independent auditors for fiscal 1999 at an undetermined time following the Annual Meeting.


                    SHAREHOLDER PROPOSALS FOR PRESENTATION
                          AT THE 2000 ANNUAL MEETING

    If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders scheduled , subject to change, to be held on February 25, 2000, the proposal must be sent by Certified Mail-Return Receipt Requested and must be received at the executive offices of the Company, 160 Ben Burton Road, Bogart, Georgia 30622; Attn: General Counsel, no later than September 24, 1999. All proposals must conform to the rules and regulations of the Securities and Exchange Commission.

    The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the 2000 Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive office not later than December 2, 1999 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.


                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned Annual Meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

                                       By the Order of the Board of Directors


                                       /s/ Shanler D. Cronk
                                       -----------------------------
                                       Shanler D. Cronk
                                       Secretary



Dated: January 22, 1998

                                                                         ANNEX A

                  SUBPARAGRAPH B OF ARTICLE 4 OF THE RESTATED
            CERTIFICATE OF INCORPORATION OF ROPER INDUSTRIES, INC.

    B. (i) EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION; EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

        (ii) A CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE
FOLLOWING:

              (a) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK;

              (b) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK;

              (c) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK; OR

              (d) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

        (iii) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (ii) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK:

              (a) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED (1) WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON AND (2) UPON THE ISSUANCE OF SHARES IN A PUBLIC OFFERING;

              (b) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES (ii) (a) THROUGH (ii) (d), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH

        RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE FEBRUARY 12, 1992 FOR ANY PERIOD ENDING ON OR BEFORE FEBRUARY 12, 1992), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD;

              (c) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN; OR

              (d) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

        (iv) NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

              (a) ANY EVENT THAT OCCURRED PRIOR TO FEBRUARY 12, 1992 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON FEBRUARY 12, 1992 AND TO WHICH HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER FEBRUARY 12, 1992 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (iv) (f) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE;

              (b) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISIONS OF THIS ARTICLE FOURTH;

              (c) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD

        OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT;

              (d) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS;

              (e) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER;

              (f) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY OTHER THAN IN A PUBLIC OFFERING THEREOF, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER;

              (g) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14, OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED;

              (h) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND A PERSON CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR;

              (i) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON);

              (j) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO FEBRUARY 12, 1992; OR

              (k) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT; PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

        FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGES IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATIONS SHALL BE ESTABLISHED AND MAY BE AMENDED, FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED

TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

              (vi) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

              (vii) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE
(1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

                            ROPER INDUSTRIES, INC.

      THIS PROXY FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS

                              VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of December 31, 1998.

-------------------  shares beneficially owned ON or BEFORE December 31, 1994 entitled to five votes each.

-------------------  shares beneficially owned and acquired AFTER December
                     31, 1994 entitled to one vote each.

If no confirmation is provided, all shares voted will be entitled to one vote each.

                    The undersigned instructs that this Proxy be voted as marked.

                    ----------------------------------------------

                    ----------------------------------------------
                            Signature of Shareholder(s)

                    Please sign your name as it appears on this Proxy, in case of joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


                    Dated: ----------------------------, 1999
                            (continued on reverse side)

UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION
                  AS DIRECTORS OF THE NOMINEES LISTED BELOW.

  At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on February 26, 1999 at 12 noon at its corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622 and all meeting adjournments, Derrick N. Key and Martin
S. Headley and each of them are authorized to represent me and vote my shares on the following:

  1.   The election of three (3) Directors.  The nominees are:

       Donald G. Calder, Derrick N. Key, Christopher Wright

              For all nominees listed above.
       -----

              For all nominees listed above except those selected nominees written on the line below:
       -----
--------------------------------------------------------------------------------
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above).

              WITHHOLD AUTHORITY to vote for all nominees listed above.
       -----

  2. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before this meeting.

           FOR              AGAINST              ABSTAIN
       ----             ----                 ----

                            ROPER INDUSTRIES, INC.


THIS PROXY FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS



   The undersigned instructs that this Proxy be voted as marked.



                                         ----------------------------------

                                         ----------------------------------
                                            Signature of Shareholder(s)


                                         Please sign your name as it appears
                                         on this Proxy. In case of multiple
                                         or joint ownership, all should sign.
                                         When signing as attorney, executor,
                                         administrator, trustee or guardian
                                         give full title as such.



                                         Date:                        1999
                                              ------------------------
                                             (Continue on Reverse Side)

UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION
                  AS DIRECTORS OF THE NOMINEES LISTED BELOW.

  At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on February 26, 1999 at 12 noon at its corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622 and all meeting adjournments, Derrick N. Key and Martin
S. Headley and each of them are authorized to represent me and vote my shares on the following:

  1.   The election of three (3) Directors.  The nominees are:

       Donald G. Calder, Derrick N. Key, Christopher Wright

              For all nominees listed above.
       -----

              For all nominees listed above except those selected nominees written on the line below:
       -----
--------------------------------------------------------------------------------
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above).

              WITHHOLD AUTHORITY to vote for all nominees listed above.
       -----

  2. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before this meeting.

           FOR              AGAINST              ABSTAIN
       ----             ----                 ----

                        TIME-PHASED VOTING INSTRUCTIONS
                            ROPER INDUSTRIES, INC.

                     Voting Procedures - Beneficial Owners
                    Common Stock of Roper Industries, Inc.

TO ALL BANKS, BROKERS AND NOMINEES:

Roper Industries, Inc. ("Roper") shareholders who were holders of record on December 31, 1998 and who acquired Roper Common Stock on or before December 31, 1994, will be entitled to cast five votes per share at the Annual Meeting to be
held February 26, 1999.   Those holders of record who acquired their shares
after December 31, 1994 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own. Stock dividend shares received pursuant to the Company's August 1997 2-for-1 stock split in the form of a 100% stock dividend shall be entitled the same number of votes as the original shares with respect to which they were distributed.

To enable Roper to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the
number of shares entitled to five votes each and one vote each.   On this card,
the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he is entitled to vote, and by the same signature, gives
instructions as to the voting of those shares.   ALL UNINSTRUCTED SHARES WILL BE
VOTED UNDER THE 10-DAY RULE. ALL SHARES FOR WHICH BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE
VOTING RIGHTS OF THE COMMON STOCK.   The confirmation of beneficial ownership
is as follows:

                              VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of December 31, 1998.

     ________ shares beneficially owned ON or BEFORE December 31, 1994 entitled to five votes each.

     ________ shares beneficially owned and acquired AFTER December 31, 1994 entitled to one vote each.

If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

YOU DO NOT HAVE TO TABULATE VOTES. Only record the number of shares shown on the "Vote Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER December 31, 1994.

IF YOU ARE A BROKER, DO NOT CONFIRM SHARES. Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

IF YOU ARE A BANK, YOU MAY WISH TO FOLLOW YOUR USUAL PROCEDURES AND FURNISH THE PROXY CARD TO THE BENEFICIAL OWNER. The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Vote Confirmation". The beneficial owner may return the Proxy Card either to you or to Roper Industries, Inc., c/o Trust Company Bank, Corporate Trust Department, P.O. Box 4625, Atlanta, Georgia 30302.

UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW, (II) FOR THE TRANSACTION OF ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

                            ROPER INDUSTRIES, INC.

            This Proxy for the 1999 Annual Meeting of Shareholders
               is Solicited on Behalf of the Board of Directors

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on February 26, 1999 at the corporate offices at 160 Ben Burton Road, Bogart, Georgia 30622, and all adjournments thereof, Derrick N. Key and Martin S. Headley, and each of them, are authorized to represent me and vote my shares on the following:

ITEM

     1.   The election of three (3) Directors.  The nominees are:

          Donald G. Calder, Derrick N. Key, Christopher Wright

     2.   To transact any other business properly brought before the meeting.

INSTRUCTION:   In the tables on the reverse side indicate the number of shares voted FOR, AGAINST, or ABSTAIN FOR or WITHHOLD AUTHORITY as to each nominee for Director.

                                    (Continued and to be signed on reverse side)



                                "Address Label"
(Continued from other side)
                                    Shares beneficially owned on or BEFORE
                                    December 31, 1994
                                    (Post number of shares, not number of votes)
                                    --------------------------------------------

1. Directors                            FOR           AGAINST         ABSTAIN
                                        ---           -------         -------

   Donald G. Calder
                                    ------------    ------------    ------------
   Derrick N. Key
                                    ------------    ------------    ------------
   Christopher Wright
                                    ------------    ------------    ------------

2. To approve the transaction of
   any other business properly
   brought before the meeting.
                                    ------------    ------------    ------------

                                   Shares beneficially owned and acquired AFTER
                                   DECEMBER 31, 1994
                                   (Post number of shares, not number of votes)
                                   --------------------------------------------

1. Directors                            FOR           AGAINST         ABSTAIN
                                        ---           -------         -------

   Donald G. Calder
                                    ------------    ------------    ------------
   Derrick N. Key
                                    ------------    ------------    ------------
   Christopher Wright
                                    ------------    ------------    ------------

2. To approve the transaction of
   any other business properly
   brought before the meeting.
                                    ------------    ------------    ------------

                            POST ONLY RECORD POSITION:
                            DO NOT TABULATE VOTES

                            DATED __________________1999

                            ____________________________

                            ____________________________
                            SIGNATURE OF SHAREHOLDER
                            PLEASE SIGN YOUR NAME AS IT APPEARS ON THIS PROXY. IN CASE OF MULTIPLE OR JOINT OWNERSHIP, ALL SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH.

                             ROPER INDUSTRIES, INC.
     EMPLOYMENT RETIREMENT SAVING PLAN PARTICIPANT VOTING PREFERRED FOR THE
                      1999 ANNUAL MEETING OF SHAREHOLDERS

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. Common Stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated.



                           _________________________________________
                           Signature of Plan Participant
                           (Please sign your name as it appears on this Proxy.)

                           _________________________________________
                           Social Security No.


Dated ________________, 1999
(Continue on Reverse Side)